UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 21, 2013

SAFEWAY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)
(925) 467-3000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
The information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Safeway Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
On February 21, 2013, we issued our earnings press release for the fourth fiscal quarter and full year 2012. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In the press release and our other public statements in connection with the press release, we use the following financial measures that are not measures of financial performance under U.S. generally accepted accounting principles (non-GAAP financial measures):

•	“Adjusted EBITDA” which is defined by our bank credit agreement as EBITDA (earnings before interest, income taxes, depreciation and amortization), excluding the following:

•	LIFO expense;

•	Share-based employee compensation;

•	Property impairment charges;

•	Equity in earnings of unconsolidated affiliate; and

•	Dividend from unconsolidated affiliate.

•	“Adjusted Debt” which is defined by our bank credit agreement as total debt less cash and equivalents in excess of $75.0 million.

•	“Adjusted EBITDA as a multiple of interest expense” which is calculated by dividing Adjusted EBITDA by interest expense.

•	“Adjusted Debt to Adjusted EBITDA” which is calculated by dividing Adjusted Debt by Adjusted EBITDA.

•
“free cash flow” which is calculated as net cash flow from operating activities, as adjusted to exclude payables related to third-party gift cards, net of receivables, less net cash flow used by investing activities, as adjusted (for 2011) to exclude cash used by investments and business acquisitions. Cash from the sale of third-party gift cards is held for a short period of time and then remitted, less our commission, to card partners. Because this cash flow is temporary, it is not available for other uses, and it is therefore excluded from our calculation of free cash flow. We add back cash used by investments and business acquisitions to our calculation of free cash flow in order to provide a more accurate indication of our capacity to apply our available free cash flow to its intended uses.

•
"diluted earnings per share from continuing operations, as adjusted" for the fourth quarter of 2012 and fiscal 2012 which is defined as diluted earnings per share from continuing operations, as reported, excluding the gain from legal settlements.

•
"diluted earnings per share from continuing operations, as adjusted" for fiscal 2011 which is defined as diluted earnings per share from continuing operations, as reported, excluding the tax charge on the dividend paid to us by our Canadian subsidiary.

•
“basis point increase (decrease) in operating profit, as adjusted” for the fourth quarter of 2012 and fiscal 2012 which is defined as the basis point increase (decrease) in operating profit, as reported, excluding the impact of fuel sales and markdowns from our fuel partner program and the impact of the gain from legal settlements.

•
"basis point decrease in gross profit margin, as adjusted" for the fourth quarter of 2012 and fiscal 2012 which is defined as basis point decrease in gross profit margin, as reported, excluding the impact of fuel sales and markdowns from our fuel partner program.

•
"basis point decrease in operating and administrative expense margin, as adjusted" for the fourth quarter of 2012 and fiscal 2012 which is defined as basis point decrease in operating and administrative expense margin, as reported, excluding the impact of fuel sales and markdowns from our fuel partner program and the impact of the gain from legal settlements.

Reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measures – net income and net cash flow from operating activities – are provided in the press release. Reconciliations of “free cash flow” to GAAP cash flow for fiscal 2012 and fiscal 2011 are also provided in the press release. Reconciliations of diluted earnings per share from continuing operations, as adjusted, for the fourth quarter of 2012, fiscal 2012 and fiscal 2011 to GAAP diluted earnings per share are also provided in the press release, as are reconciliations of basis point increase/decrease in operating profit, gross profit margin and operating and administrative expense margin, as adjusted, for the fourth quarter of 2012 and fiscal 2012 to GAAP basis point increase/decrease in operating profit, gross profit margin and operating and administrative expense margin. Each of these non-GAAP financial measures provides information regarding various aspects of the cash that our business generates, which management believes is useful to understanding our business.
Management believes that “Adjusted EBITDA,” “Adjusted Debt” and the related ratios are useful measures of operating performance that facilitate management’s evaluation of our ability to service debt and our capability to incur more debt to generate the cash needed to grow the business (including at times when interest rates fluctuate). Omitting interest, taxes and the other enumerated items provides a financial measure that is useful to management in assessing operating performance because the cash our business operations generate enables us to incur debt and thus to grow.
Management believes that “Adjusted EBITDA” and the related ratios also facilitate comparisons of our results of operations with those of companies having different capital structures. Since the levels of indebtedness, tax structures, impairment charges, methodologies in calculating LIFO expense and unconsolidated affiliates that other companies have are different from ours, we omit these amounts to facilitate investors’ ability to make these comparisons. Similarly, we omit depreciation and amortization because other companies may employ a greater or lesser amount of owned property, and because, in management’s experience, whether a store is new or is fully or mostly depreciated does not necessarily correlate to the contribution that such store makes to operating performance.
Management also believes that investors, analysts and other interested parties view our ability to generate “Adjusted EBITDA” as an important measure of our operating performance and that of other companies in our industry.
“Adjusted EBITDA,” “Adjusted Debt,” “free cash flow” and the related ratios are useful indicators of our ability to service debt, fund share repurchases and pay dividends that management believes will enhance stockholder value. Adjusted EBITDA also is a useful indicator of cash available for investing activities.

The exclusion from diluted earnings per share for the fourth quarter of 2012 and fiscal 2012 relates to a gain from legal settlements that occurred during the fourth quarter of 2012. The exclusion from diluted earnings per share for fiscal 2011 relates to the tax charge on the dividend paid to us by our Canadian subsidiary during 2011. Management believes that excluding these items provides a useful financial measure that will facilitate comparisons of our operating results before, during and after such charges were incurred, as well as facilitating comparisons of our performance with that of other companies that might not have the organizational structure that we have. Management also believes that investors, analysts and other interested parties view our diluted earnings per share, as adjusted, as an indicator of our ongoing operating performance.

Management believes that “basis point increase (decrease) in operating profit, as adjusted,” and "basis point decrease in operating and administrative expense margin, as adjusted" provide useful financial measures that will facilitate comparisons of our performance with that of other companies that might not have experienced the unusual gain that we experienced.

Management also believes that excluding fuel sales and markdowns from our fuel partner program from operating profit margin, gross profit margin and operating and administrative expense margin provides more useful measures because volatility in fuel prices and the resulting fluctuations in our sales and cost of sales may distort investors', analysts' and other interested parties' perception of our operating performance. Management also believes that investors, analysts and other interested parties view basis point increase/decrease in operating profit margin, gross profit margin and operating and administrative expense margin, as adjusted, as an indicator of our ongoing operating performance.
These non-GAAP financial measures should not be considered as an alternative to net cash from operating activities or other increases and decreases in cash as shown on our Consolidated Statements of Cash Flows (unaudited) as a measure of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Other companies in our industry may calculate “Adjusted EBITDA,” “Adjusted Debt” and “free cash flow” differently than we do, limiting their usefulness as comparative measures.

Additional limitations include:

•	“Adjusted EBITDA” does not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	“Adjusted EBITDA” does not reflect changes in, or cash requirements for, our working capital needs;

•	“Adjusted EBITDA” does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debts;

•
Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period;

•	“Adjusted EBITDA” does not reflect cash requirements for income taxes paid; and

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and “Adjusted EBITDA” does not reflect any cash requirements for such replacements.

Because of these and other limitations, our non-GAAP financial measures should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these and other limitations by relying primarily on our GAAP results and use our non-GAAP financial measures supplementally.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated February 21, 2013 of Safeway Inc.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, uses of free cash flow. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “plans,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: general business and economic conditions in our operating regions, including the rate of inflation or deflation, consumer spending levels, currency valuations, population, employment and job growth and/or losses in our markets; sales volume levels and price per item trends; pricing pressures and competitive factors, which could include pricing strategies, store openings, remodels or acquisitions by our competitors; results of our programs to control or reduce costs, improve buying practices and control shrink; results of our programs to increase sales; results of our continuing efforts to expand corporate brands; results of our programs to improve our perishables departments; results of our promotional programs; results of our capital program; results of our efforts to improve working capital; results of any ongoing litigation in which we are involved or any litigation in which we may become involved; the resolution of uncertain tax positions; the ability to achieve satisfactory operating results in all geographic areas where we operate; changes in the financial performance of our equity investments; labor costs, including benefit plan costs and severance payments, or labor disputes that may arise from time to time and work stoppages that could occur in areas where certain collective bargaining agreements have expired or are on indefinite extensions or are scheduled to expire in the near future; failure to fully realize or delay in realizing growth prospects for existing or new business ventures, including our Blackhawk and Property Development Centers subsidiaries; legislative, regulatory, tax, accounting or judicial developments, including with respect to Blackhawk; the cost and stability of fuel, energy and other power sources; the impact of the cost of fuel on gross margin and identical-store sales; discount rates used in actuarial calculations for pension obligations and self-insurance reserves; the rate of return on our pension assets; the availability and terms of financing, including interest rates; adverse developments with regard to food and drug safety and quality issues or concerns that may arise; loss of a key member of senior management; data security or other information technology issues that may arise; unanticipated events or changes in real estate matters, including acquisitions, dispositions and impairments; adverse weather conditions and effects from natural disasters; performance in new business ventures or other opportunities that we pursue; and the capital investment in and financial results from our Lifestyle stores. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so. Please refer to our reports and filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as amended, subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports on Form 8-K, for a further discussion of these risks and uncertainties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

February 21, 2013	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated February 21, 2013 of Safeway Inc.